CONFIDENTIAL TREATMENT

INTERNATIONAL COAL GROUP, INC. HAS REQUESTED THAT THE

MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED

CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE

SECURITIES EXCHANGE ACT OF 1934

Exhibit 10.4

Execution Copy

DULCET ACQUISITION LLC

DULCIMER LAND PROPERTY

AMENDED AND RESTATED COAL LEASE TO

POWDUL ACQUISITION LLC

May 27, 2008

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43.	Representations and Warranties of Lessor	30
44.	Entire Agreement	31
45.	No Recordation	31
46.	No Disclosure	31
47.	No Rights in Third Parties	32

Exhibits

Exhibit A	Leased Premises
Exhibit B	Production Schedule
Exhibit C	Memorandum of Lease
Exhibit D	Third Party Coal Properties

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AMENDED AND RESTATED COAL LEASE

THIS AMENDED AND RESTATED COAL LEASE (this “Lease”), is made and effective as of the 27 th day of May, 2008, by and between DULCET ACQUISITON LLC, a Delaware limited liability company with an address at Seven Sheridan Square, Suite 400, Kingsport, Tennessee 37660 (“Lessor”), and POWDUL ACQUISITION LLC, a Delaware limited liability company with an address at 300 Corporate Centre Drive, Scott Depot, West Virginia 25560 (“Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor and Lessee are parties to that certain Sublease Agreement, dated as of October 22, 1980 (as amended, the “Original Coal Lease”); and

WHEREAS, Lessor and Lessee desire to amend and restate the Original Coal Lease as provided in this Lease;

NOW, THEREFORE, that for and in consideration of the premises and of the sum of Ten Dollars, cash in hand paid by Lessee to Lessor, the receipt and sufficiency of which are hereby acknowledged, and of the rents and royalties herein provided to be paid, and of the mutual covenants and promises hereinafter set forth, the parties hereto do hereby agree as follows:

1. Leased Coal; Leased Premises.

a. Lease. Subject to the exceptions, reservations and conditions set forth in this Lease, Lessor does hereby LEASE, LET, ASSIGN and/or GRANT unto Lessee, upon the terms and conditions hereinafter set forth, all of the coal (the “Leased Coal”) in and underlying those certain tracts or parcels of land commonly referred to as the Dulcimer Land Property, situate, lying and being in Harlan County, Kentucky and Lee County, Virginia (collectively, the “Leased Premises”), a general description of such lands shown on a map attached hereto as Exhibit A, together with the right to use the surface, together with all the rights, easements and privileges that Lessor has the right to grant as may be necessary or convenient to the exploration, mining, transportation and sale of the Leased Coal. Lessee shall have the right to mine the Leased Coal by any current or future surface or deep mining method (including, without limitation, mountaintop removal, contour surface, room and pillar, longwall or other method now or hereafter in existence). Highwall and auger mining may be conducted on the Leased Premises upon written consent by Lessor with respect to specific mining plan proposals submitted by Lessee.

EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE, LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, WHETHER OF MERCHANTABILITY, QUALITY, QUANTITY, RECOVERABILITY, TITLE OR OTHERWISE AS TO THE LEASED PREMISES, THE LEASED COAL OR INTERESTS THEREIN, COAL RESERVES OR MINING OR OTHER RIGHTS OWNED BY LESSOR, OR AS TO THE

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CONDITION OF THE LEASED PREMISES OR THE LEASED COAL, AND LESSEE SHALL RELY UPON ITS OWN EXAMINATION THEREOF THROUGH ENGINEERS AND OTHER REPRESENTATIVES SELECTED AND EMPLOYED SOLELY BY LESSEE.

b. Exceptions and Reservations. There is excepted and reserved from the operation of this Lease the entire ownership and control of the Leased Premises for all purposes other than those for which this Lease is made, including the following:

i. The right to mine and take away coal not leased to Lessee under this Lease from the Leased Premises by any current or future surface or deep mining method and to select and grant to others the right to do so;

ii. The right to cut, prepare, use or remove all the timber on the Leased Premises;

iii. The right to search for oil, gas, coal, coal bed methane not released in the ordinary course of mining (“CBM”) and other minerals and products other than the Leased Coal and removing the same when found, the right to bore for and produce the oil and gas, including CBM, found in the Leased Premises (provided, however, that nothing herein shall prevent or restrict Lessee from venting CBM as may be necessary in its mining operations, without compensation or other liability therefor to Lessor), the right to store and transport, through pipelines or otherwise, such gas and oil, and gas and oil from any other lands, the right to prospect, mine, produce, store and transport any minerals other than the Leased Coal found in, on or underlying the Leased Premises and the right to store and transport any minerals from other lands; provided, however, that with respect to any pipelines placed on the Leased Premises pursuant to rights granted to third parties after the date hereof, if Lessee determines that such pipelines will interfere with Lessee’s mining operations, Lessor shall, promptly upon receipt of written notice from Lessee, require such third parties to relocate such pipeline(s) to avoid such interference, with the first such relocation to be at no cost to Lessee, and any subsequent relocation of the same pipeline to be at Lessee’s cost.

iv. The right to drain water, to transmit electrical energy, steam and heat, to transport coal or coke or other products and minerals and goods of all other kinds from the Leased Premises or any other land over, across or through the Leased Premises and to select and grant to others such rights;

v. The right to use the stone, earth, water and other minerals and products in, on or underlying the Leased Premises, to make excavations and sinking or boring slopes, shafts, drifts, tunnels and walls, to erect buildings, structures, machinery and other improvements, to construct and maintain ditches, transmission lines, telegraph and telephone lines, railroads or other roads, tramways, tubing, pipelines or other means of drainage, transmission, communications or transportation over, upon or beneath the surface of the Leased Premises and to select and grant to others rights of way therefor;

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vi. The right to grant and convey, from time to time, any rights of way over, across or through the Leased Premises;

vii. Rights of ingress and egress as may be necessary or convenient in the proper development of the Leased Premises or other lands or in the proper exercise of the rights hereby excepted and reserved; and

viii. All outstanding rights of any person or entity under existing leases, subleases, deeds or other instruments evidenced by recorded instruments or visible on the ground;

provided, however, that the exercise and any use by Lessor of the rights retained and reserved unto Lessor in subsections b(i) through (viii) herein above shall not unreasonably interfere with the mining plans and operations of Lessee upon the Leased Premises; provided, further, that any such rights granted to third parties by Lessor after the date hereof shall expressly provide that such rights shall be subject to the rights of Lessee under this Lease.

2. Term. The term of this Lease shall be as follows:

a. The “Primary Term” shall commence on the date hereof and shall continue until the earlier of (i) 10 years from the date hereof, (ii) such time as Lessee shall have mined and removed all of the mineable and merchantable (as defined below) Leased Coal or (iii) the termination of this Lease in accordance with Section 30. Lessee shall have the option to extend the Primary Term for two additional terms of five years each, provided, that Lessee is not then in breach hereof beyond any applicable notice and grace periods hereunder and is either (x) actively engaged in mining operations on the Leased Premises or (y) prevented from mining at the time of such extension due to an event of Force Majeure (as defined in Section 9(b)). The option to extend the Primary Term of this Lease for the additional periods described above may be exercised by written notice from Lessee to Lessor no more than 120 days nor less than 90 days prior to the expiration of the then-current term.

b. The “Remainder Term” shall commence at the end of the Primary Term, or any extension thereof, as applicable, and shall continue until Lessee shall have fully complied with all of its reclamation, environmental and other obligations hereunder and under all applicable Permits (as defined in Section 15(a)). During the Remainder Term, Lessee shall continue to comply with the terms of this Lease, although Lessee shall have no rights to mine, transport or process coal on the Leased Premises.

c. For purposes of this Lease, “mineable and merchantable” Leased Coal shall mean Leased Coal which when reached in the prosecution of a prudent and economic plan of operation and development of the Leased Premises ordinarily could be mined by Lessee and, with prudent and economic preparation, marketed at reasonable profit to Lessee by the use of machinery and methods for mining and cleaning coal which at the time are modern and efficient, and by the use of skillful and efficient management and planning.

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3. Rights; Failure of Title.

a. During the Primary Term, or any extension thereof, Lessee shall have all of the mining rights and privileges, including surface rights, reasonably necessary or convenient to mine and take away the Leased Coal by the mining methods as granted herein, and no additional rights or privileges. Lessee covenants and agrees to ascertain those mining rights and privileges to include, without limitation, the accurate boundary line of the Leased Premises before conducting any mining operations under this Lease.

b. It is distinctly understood and agreed that Lessor grants only such mining rights and privileges as it possesses or has acquired in connection with the Leased Coal contained in the Leased Premises; and that in mining, removing and carrying away the Leased Coal Lessee shall be limited to the exercise of the aforesaid rights and privileges.

c. Lessee and Lessor recognize there may be multiple lessees operating on Lessor’s property, as well as timber and other activities pursuant to Lessor’s retained rights. Recognizing there will be increased demand for use of surface areas and roads on the Leased Premises, Lessor and Lessee agree to reasonably cooperate with each other to coordinate and plan the development and use of the coal, surface and roads so the interference to the operations of each is minimized. Lessee acknowledges and agrees that its leasehold interest and estate created hereby is subject to the interest or estate of other lessees of Lessor’s property and shall be subject to and benefit from the cooperation provisions herein. Lessee further acknowledges and consents to operations by other lessees of Lessor in the Leased Premises in coal seams not leased hereunder. Lessee shall cooperate with these other coal lessees of Lessor to the extent necessary so as not to unreasonably interfere with their ability to: (i) obtain or modify a mining Permit; (ii) mine and remove coal from seams not leased hereunder; or (iii) use the surface of the Leased Premises for mining such seams of coal.

d. Lessee is hereby advised that there may be utility power lines, gas lines, water lines or other obstructions in and on the Leased Premises. To the extent Lessor has the right to give consent to Lessee for rights-of-way or easements necessary to provide for relocation of such lines to facilitate mining activities of Lessee on the Leased Premises, Lessor shall give such consent in its reasonable discretion. Lessor assumes no responsibility for any loss or delay resulting from having to relocate such lines.

e. In the event any part of the Leased Premises is lost after final adjudication or settlement to the holder of any outstanding superior title, and, if Lessee has mined and removed a part or all of the Leased Coal therefrom and paid Lessor therefore on the royalty basis, Lessor agrees to repay to Lessee the amount of Tonnage Royalty so paid, without interest, but Lessor shall not be otherwise liable to Lessee on account of the mining and removing of such Leased Coal by Lessee.

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4. Disclaimer of Warranty. Lessee has examined the Leased Premises and the Leased Coal existing on the Leased Premises, accepts the same in their present condition and assumes all risks incident thereto, to the mining and removal of Leased Coal therefrom and therewith and to any and all activities of its contractors, agents, employees, invitees or licensees. Lessee shall in no way be considered an agent, contractor or employee of Lessor. Lessee agrees that Lessor makes no covenant to Lessee for quiet enjoyment of the Leased Premises and that Lessor has made no representations or warranties with respect to the Leased Premises, including, without limitation, the condition thereof, the quantity, quality, depth or thickness of the Leased Coal therein or the condition of Lessor’s title thereto; provided, however, that Lessor does warrant and covenant that it (i) has not and will not enter into any lease, conveyance or other agreement that would materially interfere with Lessee’s rights or operations hereunder and (ii) will not cause or permit the creation of any lien, claim or encumbrance on the Leased Premises that would materially interfere with Lessee’s operations hereunder.

5. Wheelage and Processing Rights.

a. Lessee shall have the right to transport Adverse Coal over, under or through the Leased Premises subject to the terms and conditions of this Section 5.

i. If, in any particular month, Lessee has mined from the Leased Premises and sold an amount of tons of Leased Coal less than the tons of Leased Coal set forth on Exhibit B attached hereto (the “Production Schedule”) for such month, then Lessee shall pay to Lessor a wheelage fee (the “Wheelage Fee”) equal to [        *        ] of the Gross Sales Price for each ton of Adverse Coal transported over, under or through the Leased Premises up to the number of tons of such shortfall.

ii. Payment of Wheelage Fees, if any, shall be made monthly on or before the 20th day of each calendar month with respect to Adverse Coal transported over, under or through the Leased Premises during the preceding month. Each payment of Wheelage Fees shall be accompanied by a statement showing the Adverse Coal transported over, under or through the Leased Premises during the period for which the payment is tendered, the Gross Sales Price per ton, the number of tons sold at such Gross Sales Price and the Wheelage Fee thereon.

iii. In any month where Lessee pays the Wheelage Fee, such Wheelage Fee shall be credited to Lessee’s account for subsequent months. If, in any subsequent month, Lessee shall mine from the Leased Premises and sell an amount of tons of Leased Coal greater than the tons of Leased Coal set forth on the Production Schedule for such month, then Lessee shall have the right to produce and ship, without paying any Tonnage Royalty, such quantities of Leased Coal as would produce, at the royalty rates prevailing at that time, a Tonnage Royalty equal to that credit. This right of recoupment may be exercised within 36 consecutive months from the time that the credit accrues. However, this right of recoupment shall terminate upon the expiration or termination of this Lease.

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iv. If, in any particular month, Lessee has mined from the Leased Premises and sold an amount of tons of Leased Coal equal to or greater than the tons of Leased Coal set forth on the Production Schedule for such month, then Lessee shall have the right to transport Adverse Coal over, under or through the Leased Premises during such month free of any Wheelage Fee.

v. After the third anniversary of the date of this Lease, Lessee shall have the right to transport Adverse Coal over, under or through the Leased Premises free of any Wheelage Fee.

b. Lessee shall have no right under this Lease to process coal from Adverse Lands on the Leased Premises.

c. For purposes of this Lease, (i) “Adverse Coal” shall mean coal mined from Adverse Lands; (ii) “Adverse Lands” shall mean property not included in this Lease that is not owned by Lessor or any of its Affiliates (provided, however, that if Lessor or any of its Affiliates acquires the property currently leased by Lessee from Manalapan Mining Company, then such property shall be Adverse Lands); and (ii) “Process,” “Processed” or “Processing” shall mean any coal beneficiation process which results in the separation and disposal of rock, shale or other waste material from the coal, and shall not be applied to crushing and/or blending operations.

6. Tonnage Royalty.

a. For each ton of Leased Coal mined hereunder from the Leased Premises and sold, Lessee shall pay to Lessor a tonnage royalty (the “Tonnage Royalty”) equal to the greater of a fixed rate (the “Fixed Rate”) or the percentage of the Gross Sales Price (as defined in Section 6(b)) for such ton (the “Percentage Rate”), each as specified below (the “Lease Royalty Rate”).

Mining Method	Fixed Rate	Percentage Rate
Deep	[ * ] per ton	[ * ] of Gross Sales Price
Surface, Highwall or Auger	[ * ] per ton	[ * ] of Gross Sales Price

b. Defined Terms. For the purpose of this Lease, the following terms shall have the following meanings:

i. The term “ton” shall mean a short ton of 2,000 pounds, composed of coal after final preparation, or, if not to be prepared, after mining.

ii. The term “Gross Sales Price” shall mean the actual aggregate price or consideration received, f.o.b. the railcar, for Leased Coal by Lessee or its Affiliates, directly or indirectly, from an independent third party buyer in an arms’ length transaction, without the deduction of any costs whatsoever. The Gross Sales Price shall include all amounts paid by such independent third party buyer for such

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Leased Coal, whether stated as part of the price per ton or not, and whether paid in cash or not. If any Leased Coal mined hereunder shall be consumed without first being loaded through the loading point or if any Leased Coal is sold at the loading point to a buyer other than an independent third party buyer, the Gross Sales Price of such Leased Coal for the purpose of computing the Percentage Rate shall be the price then being paid by independent third party buyers for similar coal at similar loading sites.

iii. The term “independent third party” shall mean a buyer in which neither Lessee nor any of its Affiliates has a controlling ownership interest or any other means of controlling price.

iv. The term “Affiliate” shall mean an entity which is controlled by, in control of or under common control with another entity.

7. Minimum Rental; Payment.

a. During the Primary Term, or any extension thereof, Lessee shall pay to Lessor, as a minimum rental, without regard to the quantity of Leased Coal mined, a monthly minimum rental of [ * ] per month, which sum shall be payable without demand therefor, on or before the 20th day of the calendar month following that for which the minimum rental payment is applicable, beginning with the payment on or before August 20, 2008 for the calendar month of July 2008. Notwithstanding the foregoing, after Lessee shall have mined [ * ] tons of Leased Coal, then the monthly minimum rental shall be reduced to [ * ] per month for the remainder of the then-current term and any extension thereof. The amount of minimum rental that is unable to be recouped by Lessee due to the expiration of the right of recoupment as provided in Section 7(c) shall be credited as having been mined for the purposes of calculating such [ * ] tons threshold. Such credit shall be the number of tons determined by dividing the amount of such expired recoupable amounts by [ * ] per ton. All coal mined from the properties identified on Exhibit D attached hereto (the “Third Party Coal Properties”) shall also reduce on a ton-for-ton basis the [ * ] tons required to have been mined by Lessee hereunder in order to reduce the monthly minimum rental payable hereunder. By way of example, if [ * ] tons of coal is mined from the Third Party Coal Properties, then Lessee’s monthly minimum rental will reduce in accordance herewith after Lessee shall have mined [ * ] tons of Leased Coal. Lessor shall provide Lessee at least quarterly with a certified statement of the number of tons mined under from each of the Third Party Coal Properties until the monthly minimum rental has been reduced to [ * ] per month and the Production Minimum obligations under Section 7(g) have terminated.

b. For each month during the Remainder Term and until termination of this Lease, Lessee shall pay to Lessor as rent the sum of [ * ] per month, payable monthly in advance on or before the first day of each month.

c. Each month’s Tonnage Royalty shall be credited against such month’s minimum rental so that no minimum rental payment shall be due for any month

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where Tonnage Royalties equal or exceed the minimum rental. In any month where the Tonnage Royalty falls short of the minimum rental, the difference between the minimum rental paid and the Tonnage Royalty for that month shall be credited to Lessee’s account for subsequent months. Lessee shall then have the right to produce and ship, without paying any Tonnage Royalty, such quantities of Leased Coal as would produce, at the royalty rates prevailing at that time, a Tonnage Royalty equal to that credit. In no event will Lessee pay less during any month than the monthly minimum rental. This right of recoupment may be exercised within 24 consecutive months from the time that the credit accrues. However, this right of recoupment shall terminate upon the expiration or termination of this Lease.

d. Payment of Tonnage Royalty, if any, shall be due after applying the foregoing provisions and shall be made monthly on or before the 20th day of each calendar month with respect to Leased Coal mined and sold from the Leased Premises during the preceding month. Each payment of Tonnage Royalty shall be accompanied by a statement showing the Leased Coal mined and sold during the period for which the payment is tendered, the unsold inventory at the beginning and end of the month, the Gross Sales Price per ton, the number of tons sold at such Gross Sales Price and the royalty due thereon. Any coal sales agent of Lessee is hereby authorized, and Lessee shall instruct such agent, to furnish to Lessor upon Lessor’s request to such sales agent (with a copy of such request to Lessee) any information desired by Lessor with regard to the quantities and the Gross Sales Price of the Leased Coal with respect to which Lessor is to receive a payment hereunder.

e. All payments to be made hereunder by Lessee to Lessor shall be wire transferred in immediately available funds to such account as Lessor may from time to time designate in writing to Lessee, or in such manner as Lessor may from time to time designate in writing. Any late payment shall bear interest at the rate of [ * ] compounded annually on all amounts not paid when due. Interest charges, if incurred, are intended to compensate Lessor for actual pecuniary loss due to late payment by Lessee. Charging of interest shall not excuse late payment by Lessee or limit Lessor’s remedies for failure of Lessee to make payments in a timely fashion.

f. If Lessee shall make any payment of a lesser amount than that due hereunder, Lessor may accept the same as a payment on account, without any requirement of notice to Lessee of the nature of such acceptance; and Lessor shall not be bound by any notation on any check involving such payment or any statement in any accompanying letter. The existence of a dispute as to any amount due Lessor shall not relieve Lessee from paying when due the amount not in dispute, and the receipt of such amount shall not be treated as a waiver by Lessor of any of its claims with respect to any amounts in dispute.

g. Subject to Force Majeure and the provision contained in the last sentence of this Section 7(g), Lessee shall produce and ship not less than [ * ] tons of Leased Coal from the Leased Premises during 2008, not less than [ * ] tons of Leased Coal from the

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Leased Premises during each of 2009 and 2010, not less than [ * ] tons of Leased Coal from the Leased Premises during each calendar year thereafter during the Primary Term and not less than [ * ] tons of Leased Coal from the Leased Premises during each calendar year during any extended term, such minimum amounts being hereinafter referred to as the “Production Minimum;” provided, however, that any Adverse Coal for which Lessee pays a Wheelage Fee pursuant to Section 5(a), and any coal mined from the Third Party Coal Properties shall be credited towards the Production Minimum. If Lessee fails during a calendar year to meet the Production Minimum for such year, then Lessee shall pay an amount equal to the Production Minimum for such year multiplied by the Fixed Rate provided in Section 6(a) less the greater of the Tonnage Royalty or minimum rental paid during such year, such amount due and payable to Lessor on or before the 25th day of January immediately following the calendar year in which such failure occurred; provided, however, that such payment in lieu of the complete satisfaction of the Production Minimum shall not be available to Lessee in more than two years during the Primary Term and one year in each extended term. Notwithstanding anything herein to the contrary, the requirement to produce and ship any Production Minimum shall cease on the date that Lessee shall have produced and shipped, or received credit as set forth above for, an aggregate of [ * ] tons of Leased Coal. Any amounts paid by Lessee pursuant to this Section 7(g) shall be recoupable in the same manner and within the same time frame as minimum rental payments as provided in Section 7(c). The requirement to meet, or make payment under this Section 7(g) in lieu of, the Production Minimum shall be excused in any year that the quarterly reported price of 12,500 Btu, 1.6# SO2 Norfolk Southern prompt market coal shall be [ * ] per ton or less as reported by ICAP United index. This Section 7(g) shall not affect the applicability of Section 7(a).

8. Compliance with Laws. Lessee shall observe and promptly comply in all material respects with all federal, state and local laws, statutes, ordinances, rules, regulations, orders and other similar requirements of any appropriate governmental authority, now or hereafter enacted or promulgated, as they may exist from time to time, which are in any way applicable to Lessee or the Leased Premises or activities thereon (“Laws and Regulations”), including, but not limited to, all Laws and Regulations pertaining to the environment and to the working of mines and the health and safety of all persons employed therein or in connection therewith. Notices of violation, cessation orders or other enforcement orders issued by any governmental authority that are timely abated or appealed in good faith shall not be deemed a breach of this Section 8.

9. Mining Operations.

a. Lessor shall not direct or control the operations of Lessee and hereby waives and disclaims any right to exercise any supervision, operation or control with respect to the operations of Lessee. Notwithstanding anything in this Lease to the contrary, this Lease does not empower Lessor to make any decisions regarding Lessee’s mining operations and Lessor hereby expressly waives and disclaims any right to exercise any supervision, operation or control with respect to the terms and

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conditions under which the Leased Coal hereby leased is extracted or prepared, such as, but not limited to, the manner of extraction or preparation or the amount of Leased Coal to be produced, all within the meaning of the Acts (as defined in Section 18(b)(i)). The parties hereto do acknowledge, however, that Lessor has reserved certain rights and has imposed certain requirements under the terms of this Lease, including, but not limited to, those rights and requirements provided in Sections 9, 10 and 11, solely for the purpose of preventing waste and protecting the reserved rights of Lessor.

b. Lessee shall diligently develop and continue mining operations on the Leased Premises in an energetic, approved, skillful and workmanlike manner, utilizing a mine plan reviewed by Lessor, so as to recover the greatest practicable amount of mineable and merchantable Leased Coal from the Leased Premises employing modern machinery and equipment and good mining and reclamation practices and in accordance with the plans submitted by Lessee to Lessor pursuant to Section 10(b), having due regard for the value of the Leased Premises as a coal-producing property so as to avoid unnecessary damage to and waste of any seams of coal, whether granted as a part of the Leased Premises or not so granted, and to continue mining operations to extract the same with due diligence during the term of this Lease, subject to Force Majeure. For the purpose of this Lease, the term “Force Majeure” shall mean any act or occurrence that is beyond Lessee’s reasonable control and that is not caused by the negligence or willful misconduct of Lessee or its agents or employees and that prevents in any material respect the mining, processing, transportation or delivery of Leased Coal from the Leased Premises, including, but not limited to, fire, natural flood, damage to or destruction of Lessee’s mines, improvements or machinery, riot, strike, labor disruption, act of God or serious accident, terrorist attack, geological abnormalities, non-approval of government or regulatory environmental Permits required for mining operations provided Lessee has done all things reasonably necessary to secure such Permits, or other similar causes beyond the reasonable control of Lessee. Lessee shall, however, upon the happening of any event of Force Majeure, use all commercially reasonable efforts to remove or abate the cause of the inability to mine, process, transport and deliver Leased Coal.

c. Lessor shall at all times have the right, in compliance with all applicable safety requirements, to enter the Leased Premises and workings and mines of Lessee in order to determine that all the terms and conditions of this Lease are fully complied with and for these purposes to use freely the means of access to the Leased Premises and workings thereon without hindrance, but in such manner as not unreasonably to interfere with Lessee’s operations.

d. If Lessor finds and reports to Lessee in writing that, in the progress of the work, any areas of merchantable and mineable Leased Coal have been passed by with the result that Leased Coal has not been removed, which in accordance with good mining practices should have been removed, Lessee agrees either to (i) return to such areas and remove the Leased Coal therefrom or (ii) pay for the Leased Coal under the lost coal provision as provided in Section 9(e).

e. Lessee shall pay full Tonnage Royalty at the rate herein stipulated

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upon all mineable and merchantable Leased Coal, whether in place or mined, which is burned, lost, destroyed, abandoned or injured by fire or explosion (“Lost Coal”), when such loss is caused by negligence of Lessee or its agents or employees or the failure of Lessee to properly mine or provide for the mining of such Leased Coal by the methods of mining described in Section 9(b). Lost Coal shall be paid for according to the following formula: (Lease Royalty Rate) X (Average Gross Sales Price) X (Recoverable Tons). The Lease Royalty Rate is provided in Section 6(a). The Average Gross Sales Price as used in this subsection is the average of the Gross Sales Prices for all Leased Coal sold during the month preceding the month of the occurrence of Lost Coal during which Leased Coal was actually sold pursuant to this Lease. Recoverable Tons is the percentage of tons in place that could reasonably be expected to be recovered, taking into consideration mining conditions, geology and other relevant factors. If Lessor and Lessee cannot agree on the quantity of Recoverable Tons, the quantity shall be determined pursuant to Section 36. The Lost Coal for partially mined areas shall be calculated using the pre-mining tons in place and deducting therefrom actual tons mined. Payment for Lost Coal shall be made by Lessee to Lessor within one month following such loss.

f. Lessee shall use commercially reasonable efforts to prevent trespass on the mines operated hereunder and shall, at its own expense and in its own name (and in the name of Lessor when specifically authorized by Lessor), initiate and conduct all proceedings necessary to that end. Lessor, or any person acting on its behalf, shall have the right to enter the Leased Premises at all reasonable times to inspect for or prevent any trespass; provided, however, that Lessor shall not be obligated to make such inspections nor will Lessor be responsible in any manner for any such trespass.

g. Lessee shall use reasonable care and precaution to (i) prevent the occurrence of fires in timber or forest growth on the surface overlying the Leased Premises, (ii) prevent mine fires in the coal seams on the Leased Premises and (iii) pursue the prompt extinguishment of any such fires caused by its activities. Lessee shall also cooperate with Lessor and its other lessees in extinguishing such fires on the Leased Premises and on adjoining lands that may be liable to spread to or over the Leased Premises. Lessee shall be responsible for all injuries and damages caused by Lessee or its contractors or agents or by fire, including, but not limited to, damages to timber and forest growth and injuries to persons or property on the Leased Premises or adjoining lands, if such fire is caused by the negligence of Lessee or its employees, subcontractors, agents or assigns.

h. Lessee shall have the right to employ reputable contract operators on the Leased Premises to mine and deliver Leased Coal to Lessee for preparation and marketing; provided, however, that Lessee shall (i) remain liable for the performance of all of the terms of this Lease and (ii) include in its mining agreement with its contractor language relating to this Lease in substantially the following form:

Receipt of Lease. Contractor acknowledges receipt of pertinent provisions of the Amended and Restated Coal Lease (the “Lease”)

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effective May 27, 2008 under which Owner is Lessee of the Lease Premises; has read and examined those provisions of the Lease; and hereby agrees that all work to be performed by Contractor under this agreement shall be in conformance with this agreement and with the terms, conditions and obligations of those provisions of the Lease. The rights and privileges of Contractor hereunder are and shall be construed as limited to such rights and privileges only as Owner possesses and has the lawful right to contract. Contractor agrees to assume, in performing under this agreement, the obligations and conditions under the Lease relating to mine operations in the same manner as if the Contractor were Lessee under the Lease, except for payments owing from Owner to its Lessor as required by the Lease. Notwithstanding additional requirements contained herein, all statements, notices, maps or other similar documents required to be furnished by Owner to its Lessor under the Lease shall be furnished by Contractor to Owner in connection with Contractor’s operations under this agreement and all such documents shall in turn be furnished by Owner to its Lessor. Contractor shall indemnify and save harmless Owner against all liability arising out of the nonperformance by Contractor of any of the terms, conditions, covenants and requirements of the Lease.

i. Lessee shall conduct its mining operations so as not to violate any rights of lateral and subjacent support or other rights belonging to the owners of other estates on or adjacent to the Leased Premises, unless Lessor shall provide its written consent to conduct retreat mining or other full extraction mining, which consent shall not be unreasonably withheld.

10. Surveys, Maps and Permits.

a. Lessee shall at its expense employ a competent, registered professional mining engineer, whose duty it shall be to plan and project in advance the coal mining operations to be conducted on the Leased Premises in an efficient and practicable manner, according to accepted and approved engineering practices for the development of coal mines by the methods of mining provided for in this Lease.

b. The registered mining engineer shall lay out plans for development of the mining and cause maps, on such scale as Lessor may deem acceptable, to be made, which maps shall show thereon, fully and accurately, mining plans and proposals for mining covering at least one year of projected mining, all improvements and surface structures to be made in conjunction with the mining of the Leased Coal, reclamation methods after removal of the Leased Coal, elevation of the coal seam, total coal thickness, total seam thickness and contour above sea level, utilizing the Kentucky State Plane Coordinate System or Virginia State Plane Coordinate System, as applicable, and Lessee shall, 30 days before the commencement of any mining operation, furnish to Lessor a copy of such maps and electronic files in a format acceptable to Lessor. Such maps showing planned mining shall be submitted no less than two times per year, on March 1 and September 1 of each year, and at such times as material changes have been made to such plans as submitted.

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c. Lessee agrees to give Lessor reasonable notice of its or any contractor’s intention to submit a permit application under Kentucky or Virginia state law or other applicable Laws and Regulations any area in, on or under the Leased Premises. Lessor will not withhold unreasonably its consent to any request for a change in post-mining land use for all or any portion of the Leased Premises (it being understood that it shall not be unreasonable for Lessor to withhold its consent to a change in post-mining land use that adverse affects Lessor’s ability to use the Leased Premises for timber operations), and Lessor will execute any waivers or other documents reasonably requested by Lessee in connection with its permitting activities.

d. Once every month, Lessee shall furnish to Lessor maps and/or electronic files in a format acceptable to Lessor which accurately show workings and the extension of Lessee’s mining operations on, and the volume of Leased Coal removed from, the Leased Premises during the preceding month, and any other reasonable information requested by Lessor. Such maps and/or electronic files shall show measurements of coal and impurities in the coal at intervals not exceeding 200 feet in every direction and at intermediate places whenever coal thickness significantly changes. The maps shall be on a scale of five hundred (500) feet to one (1) inch (three sets) for deep mining and surface mining operations and one hundred (100) feet to one (1) inch (one set) or such other scale as requested in writing by Lessor and shall be based on tied surveys of all workings utilizing the Kentucky State Plane Coordinate System or Virginia State Plane Coordinate System, as applicable and shall be delivered to Lessor at its designated office. Lessee agrees to provide any additional maps, electronic files or other documentation that may be required by the Prime Lease in a timely manner so as to allow Lessor to review such documents and timely submit such documents to the Prime Lessor.

e. Lessor itself, or through its agents, shall at all times have access to the plans, Permit applications (amendments and completions), maps, electronic files and exploration and quality data pertaining to Lessee’s mining operations in a form acceptable to Lessor and may take therefrom copies of such portions thereof as Lessor or its agents may desire. If Lessee fails to furnish maps or other records as herein provided for and continues not to furnish such maps or documents for a period of 20 days after written demand by Lessor, Lessor may employ a competent engineer to make a survey of the mining developments of Lessee as herein provided and the expense thereof shall be paid by Lessee within 10 days after written demand.

f. Lessee shall furnish Lessor on or before the 1st day of March of each year and at such other times as may be fixed by law or required for tax assessments, a statement of and maps showing the acreage of the Leased Coal that was mined, abandoned and/or lost by tax tract during the preceding year and the estimated remaining Leased Coal. Lessee shall cooperate fully with Lessor in any effort by Lessor during a reappraisal or otherwise to reduce or minimize any taxes, fees, levies or other assessments on all or any part of the Leased Premises.

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g. The purpose of providing the plans, maps, documents and electronic files described herein is solely for the purpose of informing Lessor concerning Lessee’s efforts to recover mineable and merchantable Leased Coal and advising Lessor of the areas wherein Lessee will be conducting operations. Lessor shall have no power to approve or disapprove plans or maps.

h. It shall be the sole responsibility of Lessee to ascertain by title search, survey and/or other means the accurate boundary lines of the Leased Premises as may be required by the circumstances before conducting any mining operations in the vicinity of third party boundaries. Lessee shall submit to Lessor when available copies of all original survey notes relating to the Leased Premises, and shall deliver to Lessor legible, clear, single sheet mylar copies, and any digital equivalent, of all related information, including, but not limited to, hardbacks and tracings.

i. At the expiration or termination of this Lease for any reason, Lessee covenants and agrees to furnish Lessor with a complete and final map, certified by a registered engineer, of a scale of not more than 200 to 400 feet to the inch, which map shall show all Leased Coal mined by Lessee from the Leased Premises during the term of this Lease. The submission of such map to Lessor by Lessee is expressly made a condition precedent to Lessee’s right to be discharged from its obligations hereunder (including the obligation to pay rents and royalties) upon termination of this Lease, any provision herein contained to the contrary notwithstanding.

11. Engineering Audit. Lessor or its agents or engineers, with their assistants, shall have the right, in compliance with all applicable safety requirements, to enter at all times the Leased Premises and mining operations of Lessee in order to audit, review, examine books and records, select samples of Leased Coal and survey or measure the same or any part thereof for the purpose of ascertaining the condition of the mines and the methods of mining practiced, as well as the amount of Leased Coal removed, or for any other lawful purpose, and Lessor shall have the right to place and keep an auditor or other representative upon any tipples, docks or loading facilities at the mines of Lessee for the purpose of checking the weights, measures, accounts and mining methods of Lessee and for these purposes to use freely the means of access to such mines and works without let, hindrance or molestation. Notwithstanding the foregoing, it is expressly understood and agreed that Lessor or its agents, engineers or other representatives shall be present on the Leased Premises, if at all, only to protect the interest of Lessor under this Lease and shall not be responsible to supervise or control the activities or omissions of Lessee or its agents, employees or others.

12. Weights.

a. All payments for Leased Coal mined from the Leased Premises shall be paid for by Lessee on the basis of batch weigh loadout weights. Such Leased Coal shipped by truck or conveyor or by other than rail or water transportation, or used by Lessee for its own purposes, shall be weighed by Lessee on accurate scales which shall be inspected and approved as accurate by a qualified agency, and payments for

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such Leased Coal shall be made based on such weights. If actual weights are not immediately available, estimated weights will be utilized and adjusted when actual weights become available.

b. To the extent reasonably possible, Lessee shall provide suitable, accurate, tested scales and shall weigh separately before commingling all Leased Coal mined from the Leased Premises; and Lessee shall provide a plan or method, which is satisfactory to Lessor, whereby accurate weights, quality and Gross Sales Prices of each can be determined. Such method or plan shall be submitted to and approved in writing by Lessor before any such Leased Coal is commingled. At the time of each payment hereunder, Lessee shall furnish to Lessor a report in form approved by Lessor showing the information required above. Where scales are not available to determine weights prior to commingling of Leased Coal, Lessee shall propose a plan or method of determining such raw Leased Coal weights and shall submit such plan to Lessor, which Lessor’s approval therefor shall not be unreasonably denied.

c. In addition to the foregoing, if Leased Coal from the Leased Premises are to be commingled with coal from other lands, Lessee shall no less frequently than semi-annually calculate by cubic measurement the Leased Coal mined during the preceding six-month period in accordance with a plan or method, which is satisfactory to Lessor, whereby accurate weights of Leased Coal mined from the Leased Premises and accurate weights of coal mined from other lands can be determined. Lessee shall on or before the 15th day of January and July, and at other times as reasonably requested by Lessor, during the Primary Term (or any extension thereof) furnish to Lessor a report in form approved by Lessor, showing separately (i) the total quantity of Leased Coal mined from the Leased Premises and (ii) the total quantity of any coal mined from other premises and commingled with Leased Coal mined from the Leased Premises determined in accordance with the provisions of this subsection. The report shall also show in what manner the Leased Coal or other coal was shipped, the certified weights of the Leased Coal and other coal and a record of the representative samples for float and sink tests or other appropriate tests as approved by Lessor with analysis of such Leased Coal or other coal made or caused to be made by Lessee bi-weekly before such Leased Coal and other coal are commingled.

13. Exploration Data. Lessee promptly shall furnish Lessor with true and complete copies of any and all data (including records of corehole data, e-logging records, core analysis or channel samples taken as part of an exploration program) which Lessee may obtain, by drilling or other means, with respect to the existence, location, quantity, quality, depth and thickness of coal in the Leased Premises and with respect to the existence, location, quantity, quality, depth and thickness of any oil, gas, CBM, casinghead gas, clay or other mineral strata in the Leased Premises.

14. Records. Lessee will keep and cause to be kept during the term of this Lease and for not less than five years after the expiration or termination of this Lease accurate records showing separately the quantities of Leased Coal with respect to which Lessor is to receive a payment hereunder and the Gross Sales Price of all such

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Leased Coal. Lessor and its agents, engineers, attorneys or other persons in its behalf shall have access at any and all reasonable times to all records containing facts necessary for a just accounting of amounts due Lessor hereunder and to the offices where such records are kept, for the purpose of inspecting, auditing and making copies thereof. For like purposes, Lessee, to the extent Lessee has the right and only to such extent, does hereby authorize Lessor to request and/or require of any railroad company, barge company, trucking company or any other entity providing a mode of transportation of such Leased Coal an inspection of its books and records, showing the detailed weight and quantity of all such Leased Coal and pertinent information relating thereto; and such carriers and their agents are hereby authorized and requested to show Lessor and its agents all such records when requested and to furnish all such information upon request.

15. Permits and Reclamation.

a. In all mining and other activities undertaken by Lessee in, on and under the Leased Premises, Lessee will in all material respects comply with all applicable Laws and Regulations, including obtaining all necessary permits or other authorizations (collectively, the “Permits”). Lessee shall submit to Lessor copies of all Department for Natural Resources (“DNR”) or Department of Mines, Mining and Energy (“DMME”) reclamation Permit applications filed, and all DNR or DMME reclamation Permits obtained, by Lessee or persons under contract with Lessee relating to the Leased Premises, together with all maps and other attachments filed therewith. Copies of all Permits issued by any governmental authority shall be furnished to Lessor immediately after they are received by Lessee. All Permits shall be obtained by and at the expense of Lessee. Lessee shall post, or cause to be posted, such bonds as may be required in connection with the issuance of the Permits. Lessee shall conduct all mining activities in accordance with the Permits. Lessor shall have the right to inspect and copy at reasonable times and intervals, all inspection reports and compliance, noncompliance and other orders issued by any governmental authority.

b. Lessee shall pay, or cause to be paid, all reclamation fees and shall otherwise be entirely responsible for the complete performance of reclamation obligations hereunder relating to Lessee’s operations on the Leased Premises. Lessee shall perform all reclamation work in accordance with applicable Laws and Regulations and the Permits. Lessee shall pay, or cause to be paid, all fines which may be levied or assessed in connection with the mining operations of Lessee by the Commonwealth of Kentucky, the Commonwealth of Virginia or any other governmental authority. Notwithstanding the foregoing, Lessee may contest or appeal the levy or assessment of any fine to the full extent permitted by applicable Laws and Regulations, provided that Lessor has received assurances satisfactory to it that failure to pay the fine pending the outcome of the contest or appeal shall not adversely affect Lessor.

c. i. At such time as Lessee shall have mined and removed all of the mineable and merchantable Leased Coal or upon termination of Lessee’s right to mine, process and ship Leased Coal as provided herein or upon the expiration or termination of this Lease, at Lessor’s election made within 180 days thereof, Lessee

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shall either (A) fully reclaim and restore the Leased Premises in accordance with all applicable Laws and Regulations and the Permits or (B) leave the Leased Premises in such condition that mining or other activities by another person or entity may begin immediately after the expiration or termination of this Lease, each as hereinafter more fully described. Lessor in its sole discretion may elect option (A) for parts or portions of the Leased Premises and option (B) for other parts or portions of the Leased Premises.

ii. If Lessor elects to have any part of the Leased Premises reclaimed and restored, Lessee at its sole cost and expense shall reclaim and restore such Leased Premises as required by all applicable Laws and Regulations and the Permits and shall initiate and diligently pursue all things reasonably necessary to terminate all Permits held by Lessee regarding such Leased Premises, subject to any long-term water treatment obligations that may require certain Permits to remain in effect until the satisfaction of such obligations.

iii. If Lessor elects to have Lessee leave any part of the Leased Premises in such condition that mining or other activities by another person or entity may begin immediately, Lessee, at its sole cost and expense, promptly upon receipt of notice of such election, shall initiate and diligently pursue all things reasonably necessary, effective as soon as possible after such election is made, to accommodate Lessor’s election. Lessee shall do all things reasonably requested by Lessor, if such request is made, to permit immediate mining or other activities by another person or entity, including, but not limited to, the transfer or assignment to Lessor or its designee of applicable Permits, subject to the replacement of all bonds required to be posted in connection with such Permits, except to the extent that Lessee is not in compliance with such Permits. The parties agree that any noncompliance by Lessee under any applicable Laws and Regulations or Permit shall be determined by a final inspection by the state compliance inspector(s) as close as possible, but prior, to the time of transfer. Once the activity, if any, which is not in compliance has been corrected by Lessee, such transferee shall be responsible for all future obligations with respect to such activity. During the Remainder Term, if Lessor so requests, Lessee agrees to transfer any Permit that it then holds on all or any portion of the Leased Premises to any designee thereof or to permit such designee thereof to over-permit any Permit area that may be necessary for any type of development or other activity as Lessor may request. In such case, Lessee, upon completion of such Permit transfer or over-permitting, shall no longer be responsible for such portion of the Leased Premises hereunder.

16. Taxes.

a. During the Primary Term (and any extension thereof), Lessee shall promptly and properly, in accordance with all Laws and Regulations and all pertinent rulings and case law, pay at the times they become due and payable all taxes, fees, levies, assessments (including, but not limited to, black lung benefits and assessments), ad valorem, excise, license, privilege or severance taxes, and any other charges whether imposed by the United States, any State, any political subdivision thereof or any municipal corporation (collectively, “Taxes”) upon or with respect to: (1) the Leased Coal and that portion of the surface of the Leased Premises used by

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Lessee in its mining operations; (2) Lessee’s interest in this Lease; (3) the leasehold estate hereby created; (4) all Leased Coal mined and produced from the Leased Premises by Lessee and the products thereof; (5) the exercise of any right or privilege in connection with Lessee’s operations hereunder; and (6) any buildings, structures, improvements, equipment and property of any kind used by Lessee in, on or under the Leased Premises, whether owned by Lessee or Lessor. For the avoidance of doubt, Lessee shall not be liable for Taxes attributable to the surface of the Leased Premises (except that portion of the surface used by Lessee in its mining operations) or to the timber, oil and gas or other estates not leased to Lessee hereunder. Lessee shall be required to pay the Taxes only with respect to the periods during the Primary Term (or any extension thereof) for which the Tax is assessed. If this Lease begins or ends during a period for which a Tax is assessed, then such Tax shall be pro-rated between Lessee and Lessor.

b. If Lessor makes any payment, either voluntarily or as required by applicable Laws and Regulations, on account of any or all Taxes required to be paid by Lessee pursuant to subsection (a) above, then the amount thereof shall be repaid by Lessee to Lessor within 10 days after the date Lessor submits a written statement to Lessee.

c. Notwithstanding the foregoing, it is not intended that Lessee shall pay, or be required to pay, any so-called income, profits, excise, occupational or privilege Taxes levied or assessed upon the income of Lessor. Lessee shall provide to Lessor any filings prepared for submission to the Kentucky State Tax Department or Virginia State Tax Department with respect to the Leased Coal and the Leased Premises and Lessee’s mining activity thereon.

17. Indemnity.

a. Lessee does hereby agree to indemnify, defend and hold harmless Lessor and its parents, subsidiaries and other affiliates and their respective members, partners, officers, directors, employees, agents, successors and assigns (collectively, the “Indemnified Parties”) from and against any and all claims, losses, liabilities, damages, demands, obligations, fines or civil penalties, regardless of when made or arising, by and on behalf of any person, entity or governmental agency arising from or related to Lessee’s operations on, in or under, or with respect to, the Leased Premises, specifically including, without limitation, any and all claims (x) for personal injury (including death) and property damage, (y) for salaries and wages and employee or former employee medical, retirement and all other “benefits” (as defined in Section 18(b)(ii)) and (z) arising from or related to Lessee’s noncompliance with any Laws and Regulation or any Permit, together with all costs, fees and expenses (including, but not limited to, court costs and reasonable attorneys’ fees) connected with any of the above (collectively, “Damages”).

b. In the event that any action or proceeding is brought against any of the Indemnified Parties by reason of any such claim for Damages described above, Lessee will at its sole cost and expense, using counsel reasonably acceptable to

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Lessor, resist and defend such action or proceeding and satisfy any order or judgment against any of the Indemnified Parties resulting therefrom. Notwithstanding the foregoing, (i) if Lessee fails to timely and diligently resist or defend such action or proceeding, Lessor shall have the right, using its own counsel at Lessee’s expense, to resist and defend such action or proceeding and (ii) in any event, Lessor shall have the right, using its own counsel at its expense, to defend such action or proceeding upon written notice to Lessee.

c. Lessee’s indemnity obligations under this Lease shall survive the expiration or termination of this Lease.

18. Workers’ Compensation; Black Lung.

a. Without limiting the generality of Lessee’s obligation to conduct its operations hereunder in conformity with all Laws and Regulations, Lessee agrees that it will become and remain a subscriber to the Workers’ Compensation Fund of the Commonwealth of Kentucky and the Workers’ Compensation Fund of the Commonwealth of Virginia or otherwise provide workers’ compensation coverage for its employees in accordance with all applicable Laws and Regulations.

b. i. Without limiting the generality of Lessee’s obligation to conduct its operations hereunder in conformity with all Laws and Regulations, Lessee agrees that it shall comply with all of the terms and provisions of the Federal Coal Mine Health and Safety Act of 1969, as amended by the Black Lung Benefits Act of 1972, the Federal Mine Safety and Health Act of 1977, the Black Lung Benefits Act of 1977 and the Black Lung Benefits Reform Act of 1977, as now or hereafter amended and all rules and regulations adopted pursuant thereto (collectively, the “Acts”).

ii. Lessee acknowledges that, as among Lessor and Lessee and for the purposes of this Lease, Lessee is, and shall be deemed to be, the operator of any coal mine for the mining of the Leased Coal from the Leased Premises and of all related activities engaged in by Lessee or persons under contract with Lessee pursuant to the terms of this Lease with respect to any claim for black lung benefits or any other “social benefit” (“benefits”) filed by or on account of its employees or former employees pursuant to the Acts, the Coal Industry Retiree Health Benefits Act of 1992 (the “Coal Act”) or any similar or successor statute or amendment to the Acts or the Coal Act. Lessee shall secure and shall require any other person or entity who operates, controls or supervises a coal mine in, on or under the Leased Premises or performs services of construction, transportation or other activities related to coal mining under the terms of this Lease, or who otherwise may be liable for the payment of benefits, to secure the payment of such benefits to or on account of their employees or their former employees in accordance with all applicable Laws and Regulations and shall provide Lessor, at least annually and more often upon request, with appropriate certification that each of them has provided security in compliance with all applicable Laws and Regulations for the payment of such benefits. Lessee shall notify Lessor immediately in writing of any changes or alterations in the status of any such security.

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iii. Without limiting the generality of Lessee’s obligation to comply with all other provisions of this Lease, Lessee agrees that it will secure and guarantee the payment of all benefits, if any, required to be paid under the Acts or the Coal Act or any similar act or successor statute or amendment to the Acts or the Coal Act by reason of said mining, construction, transportation or related activities pursuant to this Lease, and Lessee does hereby agree that it will indemnify and hold harmless Lessor from and against any Damages which Lessor may suffer, directly or indirectly, as a result of or with respect to any claim for benefits filed by or on account of any of Lessee’s employees or former employees or employees or former employees of others for whom Lessee may be required to secure the payment of benefits under subsection (ii) above.

c. Lessee acknowledges that Lessor has reserved certain rights and imposed certain requirements under the terms of this Lease solely for the purpose of assuring that the coal in, on and under the Leased Premises is recovered in accordance with the terms and conditions of this Lease so as to prevent waste and protect the reserved rights of Lessor; provided, however, that such reserved rights shall in no event cause Lessor to be or be considered an operator as defined in the Acts or the Coal Act with respect to Lessee’s employees or the employees of others.

19. Insurance. Without limiting Lessee’s undertaking to protect, indemnify, hold harmless and defend the Indemnified Parties as provided in this Lease, and without limiting the generality of Lessee’s obligation to conduct its operations hereunder in conformity with all Laws and Regulations, Lessee agrees at its own cost to procure and maintain at all times during the term of this Lease from insurance companies (or statutory funds) reasonably acceptable to Lessor the insurance coverages as hereinafter set forth:

a. Workers’ Compensation and Employers Liability.

i. Workers’ Compensation coverage for occupational injury and disease in accordance with requirements imposed by applicable Laws and Regulations.

ii. Employers Liability coverage with limits of not less than $3,000,000 per occurrence.

b. Liability Insurance as is afforded under a policy of Commercial General Liability, with endorsements or under other policies as may be appropriate, with limits of not less than $5,000,000 (except for the Pollution Liability Coverage required in subsection (iii) below, which shall be in the amount of $1,000,000) combined single limits in any one occurrence, for liability arising from injury to or death of one or more persons, and for liability arising out of damage to or destruction of property, including loss of use thereof and downtime, and including the following:

i. Blanket Contractual Liability

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ii. Bodily Injury Liability

iii. Pollution Liability Coverage

iv. Owners and Contractors Protective Liability

v. Broad Form Property Damage Liability

vi. Explosion and Collapse Hazards

c. Auto Liability Insurance covering owned, non-owned and hired motor vehicles which may be used in any connection with the operations contemplated hereunder with limits of not less than $5,000,000 combined single limits in any one occurrence, for all liability arising out of injury to or death of one or more persons, and for all liability arising out of damage to or destruction of property, including loss of use thereof and downtime.

d. All policies and endorsements providing the insurance required under subsections (a), (b) and (c) above shall:

i. be occurrence coverage except for the Pollution Liability coverage under subsection (b)(iii) above;

ii. be endorsed to include liability assumed by Lessee under this Lease;

iii. name Lessor as an additional insured;

iv. be primary to any and all other insurance of Lessor and the Indemnified Parties with respect to any and all claims and demands which may be made against them for bodily injury or death to the Lessee’s employees, contractors, agents, servants, invitees and guests, and for property damage, including damage to Lessor’s or Lessee’s property, caused by or alleged to have been caused by any act omission or default, negligent or otherwise of Lessee by reason of the mining or other activities under this Lease;

v. provide that it applies separately to each insured against which claim is made or suit is brought, but in no event for more than the limit of liability of the applicable policy; and

vi. be endorsed to provide that, except in cases where damage or injury is the result of the sole negligence of Lessor or the Indemnified Parties, all rights of subrogation against Lessor and the Indemnified Parties and their insurers are expressly waived.

The limits of liability required above may be provided by a combination of primary and excess policies as long as all requirements and coverages are provided thereunder. The foregoing minimum requirements shall not limit Lessee’s liability to Lessor in any manner.

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e. Prior to commencement of any operations under this Lease, Lessee shall provide to Lessor acceptable evidence in the form of an original certificate or certificates of insurance from the respective insurance companies confirming that all coverages and policies required herein are in full force and effect in the form required, that Lessor and the Indemnified Parties have been included as additional insureds where required and that Lessor will be notified in writing not less than 30 days prior to the cancellation or non-renewal of any such insurance. Upon request of Lessor, Lessee shall provide duplicate originals of such policies to Lessor. Lessee shall require its contractors, subcontractors and other agents performing any work in, on or under the Leased Premises to obtain and maintain insurance for the risks and in accordance with all the terms in this Section 19 but at reasonable limits designated by Lessee.

20. Liens and Encumbrances.

a. Except for certain liens and encumbrances that Lessor consents to in writing, Lessee shall not permit any lien or encumbrance to accrue on the Leased Premises or any part thereof, except a lien for ad valorem property taxes not due or payable. In the event that any non-permitted encumbrance or lien on the Leased Premises or appurtenances accrues, Lessee shall cause the same to be promptly discharged and removed. If Lessee fails to promptly discharge or remove any such lien or encumbrance, Lessor shall have the right, but not the obligation, to take such actions as may be necessary to remove or satisfy the same. Without limiting the generality of Lessee’s indemnification of the Indemnified Parties against breach-related Damages, Lessee shall be obligated to reimburse Lessor for any costs, expenses, disbursements or attorneys’ fees necessarily incurred in protecting the Leased Premises from such liens and encumbrances and shall pay the same at the next succeeding payment of the Tonnage Royalty or the Minimum Rental. Lessee shall have the right to contest in the courts or otherwise the validity of any such lien or encumbrance.

b. Lessee covenants and agrees that this Lease and all or any part of the Leased Premises are not intended to be an “equitable servitude” or any other property interest for the benefit of a third party. Lessee further covenants and agrees that it shall not create an equitable servitude upon the Leased Premises by virtue of any collective bargaining agreement, agreement of understanding, contract, subcontract, license, sublease, assignment, employment practice, successorship clause or any other contract with a third party which has no interest in the Leased Premises. Lessor shall have the right, at its option, to terminate this Lease and forfeit the leasehold estate without any further action by Lessor unless Lessee shall have removed any such equitable servitude within 30 days after written notice from Lessor.

21. Environmental Damage. Without limiting the generality of Lessee’s indemnification of the Indemnified Parties against environmental and environmental-related Damages, Lessee agrees that it will conduct its mining operations on the Leased Premises in such manner as to not cause the Indemnified Parties to incur any liability due to pollution or discoloration of streams fed by waters from the Leased

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Premises resulting from such operations or interference with the present bed of such streams or their natural flow resulting from such operations. Lessee further agrees that it will conduct all of its operations under this Lease in a careful and prudent manner and in such a way as to not cause the Indemnified Parties to incur any liability arising therefrom, and Lessee shall be solely responsible for the treatment of any water discharges arising out of, connected with or related to its mining or other activities under this Lease in, on or under the Leased Premises or adjacent lands to the full extent required by present or future Law and Regulations, which responsibility of Lessee as well as the aforesaid indemnification shall survive the expiration or termination of this Lease. The obligations of Lessee under this Section 21 are in addition to, not in lieu of, other sections of this Lease regarding indemnification, insurance and Lessee’s other obligations.

22. Boundary Coal. If Lessee shall acquire other coal properties which adjoin and have a common boundary with the Leased Premises, in order to avoid unnecessary loss of Leased Coal, Lessor waives any present or future requirement of law relating to the leaving of coal at or near boundaries and consents to the mining and removal of all of the Leased Coal within any distance of any boundary between the Leased Premises and other coal lands and coal leaseholds now or hereafter owned by Lessee; provided, however, that Lessee must also obtain a similar waiver from the owners of such other coal lands.

23. Condemnation.

a. In the event that any governmental agency formally begins, or indicates a desire to bring, condemnation proceedings related to the Leased Coal or the Leased Premises, Lessor and Lessee shall jointly resist and/or negotiate with the condemnation authority.

b. In the event that any part of the Leased Coal or Leased Premises is taken by eminent domain or condemnation, Lessor shall not in any manner be liable to Lessee for untimely termination of this Lease or the consequential inability of Lessee or its successors to conduct mining operations at all or on the scale anticipated by Lessee before such eminent domain or condemnation proceedings were exercised, nor for any loss or liability for any reduction in anticipated profit by Lessee resulting as a consequence of the attempted and/or actual condemnation. The Minimum Rental shall be reduced on a pro-rata basis for any material amount of Leased Coal taken by eminent domain or condemnation; provided, however, that no adjustment shall be made unless and until the amount of Leased Coal so taken exceeds ten percent (10%) of the remaining recoverable reserves.

c. If all or any part of the Leased Premises is taken or condemned, each of Lessor and Lessee shall pursue its own claim for compensation; provided, however, that Lessor and Lessee shall cooperate in their efforts to maximize each party’s compensation award.

24. Substances Mixed With Coal. Lessee covenants and agrees that it will

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not mine from the Leased Premises any substances mixed with the coal, except to the extent that such substances necessarily must be removed in Lessee’s ordinary mining process, and that such substances shall not be removed and sold unless and until there is mutual agreement regarding division of proceeds received therefrom.

25. Timber. In conducting operations on the surface of the Leased Premises, Lessee shall use reasonable care to do as little damage to the timber and surface as is practicable consistent with its obligation to mine all mineable and merchantable coal. Lessee agrees to delineate on the ground or on trees by paint marks or ribbons, the limitations of ground surface to be disturbed by surface operations and to give notice to Lessor at least 90 days in advance of any such operations which will require the removal of any timber or would result in damage thereto so as to permit Lessor or its agents, contractors or assigns to cut and remove the timber in question. If Lessor does not remove the timber that is the subject of such notice, Lessee may arrange to have such timber removed and may offset the cost of cutting such timber by the receipt of revenues for the sale of such timber only up to the actual cost incurred by lessee in having such timber removed. All revenues over and above the actual cost of timber removal incurred by Lessee shall be the property of Lessor and shall be promptly remitted thereto within 30 days of the receipt thereof by Lessee.

26. Roads. Lessee is granted the non-exclusive right to use existing roads on the Leased Premises. Lessor reserves for itself and its other existing and future lessees, sublessees, contractors and other designees the non-exclusive right to use existing roads and roads hereafter constructed by Lessee and, to the extent Lessee’s consent is required therefor, Lessee shall provide such consent. Where, in the conduct of its activities pursuant to this Lease, it is necessary for Lessee to alter or destroy existing roads, Lessee shall provide substantially equivalent alternate access needed by the users of such roads. Lessee shall, at its own expense, keep and maintain all of the roads used by it on the Leased Premises in usable condition and repair and in at least as good condition as the same now are. To the extent such existing roads or roads hereafter constructed are used by Lessee, Lessor or other grantees of Lessor, with respect to such other grants made after the date of this Lease, all such users of such roads shall share, on an equitable basis based upon the total tonnage hauled over such roads by such user, or some other mutually acceptable method, in the cost of maintaining such roads as are commonly used, and the users thereof shall keep such records as are necessary to ascertain the proper apportionment of the costs therefor. The users of such roads shall establish between themselves the necessary agreements to accomplish the mutual sharing of such costs, liabilities and indemnifications with respect thereto, and no other user shall have the right to use such roads in the absence of such an agreement.

27. Essential Reliance. It is understood that it is the essence of this Lease that Lessor enters into this Lease expressly relying upon the demonstrated skill, experience, character, substance, credit and ability of Lessee and its present management. Lessor and Lessee hereto expressly recognize and acknowledge that the obligations of Lessee hereunder are “personal services” of Lessee, a Lessee whom

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Lessor considers to be uniquely competent and qualified to perform those services. Recognizing such unique competence, qualification, skill, credit, character and substance of Lessee, Lessor enters into this Lease because of the special trust and confidence that Lessor has in the ability of Lessee to perform its obligations hereunder. For these reasons, Lessor demands, and Lessee specifically agrees to, performance of all Lessee’s obligations under this Lease from Lessee alone and from no other person or entity. Lessor and Lessee expressly recognize and acknowledge that performance by some person or entity other than Lessee would, by the very nature of the services to be rendered by Lessee under this Lease, constitute something essentially different from the performance contemplated by Lessor and Lessor’s reliance upon Lessee under this Lease. Therefore, Lessor and Lessee hereto expressly agree that the obligations of Lessee contemplated under this Lease shall be performed only by Lessee, subject to Sections 9(h) and 28.

28. Assignment Prohibited. Lessee agrees that it will not assign, let, sublease, encumber, pledge, mortgage or otherwise transfer its rights under this Lease, either voluntarily or by operation of law, without the prior written consent of Lessor; provided, however, that Lessee shall have the right to sublease or assign this Lease to an Affiliate without the consent of Lessor; provided, further, that, notwithstanding any such sublease or assignment, Lessee shall remain fully liable for performance of all of the terms and conditions of this Lease. Lessee shall provide Lessor with written notice of any assignment to an Affiliate within 10 days after such assignment. Any violation of the terms and provisions of this Section 28 by Lessee shall, at the option of Lessor, automatically forfeit and terminate this Lease. Any transaction or series of related transactions following which Lessee is no longer controlled by either ICG, LLC, a Delaware limited liability company, or International Coal Group, Inc., a Delaware corporation, shall constitute an assignment within the meaning of this Section 28. For purposes of this Section 28, “control” shall mean the power to direct or cause the direction of, either directly or indirectly, the management or policies of Lessee, whether through the ownership of voting securities, by contract or otherwise.

29. Collection of Rents – Rights Reserved. All rents and royalties required to be paid to Lessor hereunder shall be deemed and considered as rent reserved for the Leased Premises, and Lessor shall have for the collection thereof all of the rights and remedies which landlords may now or hereafter have for the collection of rent reserved upon contract under the laws of the Commonwealth of Kentucky and the Commonwealth of Virginia.

30. Default; Forfeiture; Remedies Cumulative.

a. In any of the following events, that is to say:

i. Lessee shall fail to pay any rent or royalty for 10 days after written notice of any non-payment of any such payment due under this Lease; or

ii. Lessee shall fail on more than two occasions within any consecutive 12-month period to timely pay any installment of rent, royalty or other payment due under this Lease within five days after when first due and payable; or

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iii. Lessee shall fail for a period of 30 days after written demand therefor to pay or repay any sums due for taxes as provided in this Lease; or

iv. Lessee shall abandon the Leased Premises; or

v. Lessee shall fail to keep and perform any of the terms, conditions, covenants and agreements of this Lease to be kept and performed, and, if any such failure as provided in this subpart (v) is not cured or reasonable efforts to cure such failure are not commenced, and diligently prosecuted thereafter, within 30 days after Lessor shall have given written notice of such default to Lessee; or

vi. Lessee shall be adjudicated a bankrupt or discharged by any court as an insolvent debtor, or if any receiver or assignee or other person or persons be appointed by any court to take charge of the Leased Premises or the property of Lessee, or the mines and equipment upon the same;

then, in any such event, all rights of Lessee under this Lease to mine, process and ship Leased Coal as provided in this Lease shall, at the option of Lessor (except for an event specified in (vi) immediately above, which event shall cause a forfeiture and termination ipso facto), become forfeited and cease and determine, and Lessor shall have the right to re-enter the Leased Premises and to exclude Lessee therefrom and to hold the Leased Premises free of any claims of Lessee, anything herein contained to the contrary notwithstanding; provided, however, that Lessee shall thereafter fully comply with, perform and complete all of its reclamation, environmental and other obligations under this Lease, and Lessee shall have reasonable access to the Leased Premises for such purpose.

b. Upon any declaration of forfeiture, all estate, rights and privileges of Lessee to mine, process and ship Leased Coal as provided in this Lease shall cease and determine, and Lessor may thereupon or at any time thereafter, without further notice, demand or action by it or any of its agents, re-enter and take possession of the Leased Premises, or any part thereof in the name of the whole, and Lessor in making such re-entry and taking possession of the Leased Premises shall have the right to do so without legal action, or without notice or process, as may be required by the laws of the Commonwealth of Kentucky or the Commonwealth of Virginia. In the event that Lessor exercises the right herein provided to declare such forfeiture, Lessor shall not be liable to Lessee for any injury or damage by reason thereof, and Lessee hereby expressly waives and releases any and every claim for any such injury or damage.

c. All provisions contained in this Lease for the collection of rents, royalties or other payments, or concerning the remedy of Lessor in case of breach by Lessee of any condition, covenant or agreement contained in this Lease, shall be deemed to be cumulative and not exclusive and shall not deprive Lessor of any of its other legal or equitable remedies which may now or hereafter be provided under the laws of the Commonwealth of Kentucky or the Commonwealth of Virginia.

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d. No delay or omission of Lessor to exercise any right, remedy or lien accruing upon any default or forfeiture under this Lease, or otherwise available to it, shall impair, prejudice or waive any such right, remedy or lien, but every such right, remedy and lien may be exercised by Lessor on account of any subsequent breach in the same manner and to the same extent as if such delay or omission had not occurred.

31. Removal of Property Upon Expiration or Termination. Unless specified otherwise in the Prime Lease with respect to property on the Leased Premises subject to the Prime Lease, upon the expiration or termination of this Lease, at Lessor’s option, either (a) Lessee shall have 90 days within which to remove all of its property, whether affixed or not, from the Leased Premises, and any such property not so removed by Lessee within such applicable period shall, at the election of Lessor, become the absolute property of Lessor or, to the extent required by the Prime Lease, of the Prime Lessor or (b) Lessor shall purchase any or all such property from Lessee at a purchase price equal to the fair market value thereof as determined by an independent appraiser retained by Lessor and reasonably acceptable to Lessee. Lessee may leave in the Leased Premises such of its property as may be required to complete or comply with valid governmental reclamation or environmental or other requirements for such period of time as may be reasonably necessary for such completion or compliance.

32. Release Upon Expiration or Termination. Upon the expiration or termination of this Lease, Lessee shall execute and deliver to Lessor, in such form as will permit recordation of the same, a written release and relinquishment of all of the right, title and interest acquired under this Lease in and to the Leased Premises, including such property as Lessee is hereby required to leave on the Leased Premises.

33. Waiver. No failure or delay on the part of either Lessor or Lessee in exercising any of their respective rights under this Lease upon any failure by the other party to perform or observe any condition, covenant or provision contained in this Lease shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights preclude any other or further exercise thereof or the exercise of any other right under this Lease.

34. Successors Bound. All covenants and agreements contained in this Lease shall inure to the benefit of and shall be binding upon and fully performed by the respective parties hereto and their respective successors and permitted assigns.

35. Notices. All requests, statements, notices and demands shall be deemed given and served (x) three business days after mailing, if sent by registered or certified mail, postage and registration or certification fee prepaid, return receipt requested, or (y) one business day after sending, if sent by overnight delivery, addressed as follows:

For Lessor,

Dulcet Acquisition LLC

Seven Sheridan Square, Suite 400

Kingsport, TN 37660

Attention: Stephen F. Looney

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with a copy to:

Penn Virginia Resource Partners, L.P.

Three Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087-4564

Attention: Nancy M. Snyder

For Lessee,

Powdul Acquisition LLC

300 Corporate Centre Drive

Scott Depot, WV 25560

Attention: President

With a copy to:

ICG, LLC

300 Corporate Centre Drive

Scott Depot, WV 25560

Attention: General Counsel

or to such other person or address as either party may prescribe from time to time by written notice to the other party. Notwithstanding the foregoing, any notice to or demand upon Lessee may be served or given in the manner required by the laws of the Commonwealth of Kentucky and Commonwealth of Virginia for service of process.

36. Dispute Settlement and Arbitration. If at any time during the continuance of this Lease, or any extension thereof, any dispute shall arise between Lessor and Lessee under this Lease or under any of the terms and provisions hereof which cannot be agreed upon by the parties hereto, then such dispute shall be referred to a board of arbitrators (the “Board”). The Board shall be comprised of one representative of Lessor and one representative of Lessee, to be selected by Lessor and Lessee, respectively, and a third arbitrator who shall be chosen by the two arbitrators herein provided for. Each arbitrator shall have at least 10 years experience in the coal mining and/or coal land management business. In the event that the two arbitrators are unable to agree within 15 days upon a third arbitrator, then the American Arbitration Association shall designate a disinterested person to act as such arbitrator; and, in the event that the Receiving Party (as defined below) should, for a period of 15 days after receipt of an Arbitration Notice (as defined below), fail to select and make known in writing to the Notifying Party (as defined below) the arbitrator selected by the Receiving Party, the Board shall be comprised of the one sole arbitrator chosen by the Notifying Party. Either party (the “Notifying Party”) may at any time serve upon the other (the “Receiving Party”) a notice (an “Arbitration Notice”) setting forth the point or points upon which the decision of the Board is desired and the identity of the arbitrator chosen by the Notifying Party. Within 15 days after the date of such Arbitration Notice, the Receiving Party shall deliver a counter-notice to the Notifying Party which shall identify the arbitrator chosen by the Receiving Party and which may specify any additional points or differences arbitrable hereunder upon which the Receiving Party may desire a

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decision. The Board shall give 10 days written notice of the time and place of hearing to the respective parties and shall determine questions submitted to it for arbitration and make its decision and award in writing. The decision and award of a majority of the arbitrators (or the sole arbitrator, as the case may be) shall be final, conclusive and obligatory upon the parties to this Lease and their successors and assigns, and without appeal, and each party hereto agrees to abide by and comply with every such decision and award. Judgment on the award of the Board may be entered and enforced by a court of competent jurisdiction. The costs of each party in connection with any such arbitration shall in the first instance be paid by such party, but if such party substantially prevails therein, it shall be reimbursed therefor by the other party, and the question of costs shall in each case be determined by the Board when it renders its decision on the question or questions submitted to it. Notwithstanding the requirement to arbitrate any dispute, any party may apply to a court for interim measures, such as injunctions, attachments and conservation orders, which measures may be immediately enforced by court order. Any decision with respect to such interim measures shall promptly be referred to the Board for review and final decision.

37. Relationship Between the Parties. Nothing herein contained or hereby implied, including, without limitation, rights reserved by Lessor to use the Leased Premises for purposes other than those which are granted to Lessee, to receive and examine development plans and maps, to review Lessee’s records and otherwise audit and inspect Lessor’s operations and their impact on the Leased Coal and/or the Leased Premises, shall be construed as creating or constituting by implication or otherwise an obligation of or right in Lessor to control or otherwise correct Lessee’s acts and omissions or a lessening of Lessee’s duties to indemnify Lessor and provide insurance herein required or any relationship or partnership, mining partnership, joint venture, agency or of employer and employee between Lessor, on the one hand, and Lessee, on the other hand, it being understood that the relationship between them is solely that of Lessor and Lessee.

38. Power of Attorney. Lessee acknowledges that pursuant to certain provisions hereof, it is required to provide, upon request of Lessor, certain consents, waivers, transfers, assignments and other documentation. Accordingly, in the event Lessee fails to deliver any such consent within 15 days after written demand therefor, which demand shall describe the provisions hereof requiring such and the circumstances which provide the basis for such demand, Lessee may elect to submit such matter to arbitration as herein provided. In further consideration of this Lease, Lessee does hereby irrevocably designate any officer of Lessor as its attorney-in-fact with the power and authority to execute and deliver on behalf of Lessee such consents, waivers, transfers, assignments and other documentation which are the subject of the written demand given by Lessor to Lessee in the event that Lessee fails to submit such matter for arbitration, or Lessee, after submitting such matter to arbitration and receiving a decision in favor of Lessor, fails to comply with a decision of the Board directing it to provide such consents, waivers, transfers, assignments or other documentation within 15 days after such decision. Presentation of an executed copy of this Lease and a copy of the written demand or, if arbitrated, a written decision of the Board shall constitute sufficient evidence of the nature and extent of this designation by Lessee.

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39. Headings. Section headings used herein are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

40. Applicable Law. This Lease shall be construed, enforced and performed in accordance with the laws of the Commonwealth of Virginia.

41. Severability. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired, and such remaining provisions shall remain in full force and effect.

42. Representations and Warranties of Lessee. Lessee represents and warrants as follows:

a. Lessee is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has the limited liability company power to perform its obligations under this Lease and the other documents delivered pursuant hereto or referred to herein and to carry on its business as now conducted and as contemplated by this Lease and the documents referred to herein.

b. Neither the execution nor delivery by Lessee of this Lease, nor consummation of the transactions contemplated by this Lease, will (i) conflict with, violate or result in the breach of or constitute a default under Lessee’s certificate of formation or limited liability company agreement, or any applicable Laws or Regulations or (ii) conflict with, result in the material breach of any term or provision of, result in the termination of, result in the acceleration of, or permit the acceleration of the performance required by the terms of, or give rise to any right of termination or cancellation under, any loan agreement, indenture, mortgage, deed of trust or other contract to which Lessee is a party or by which it may be bound.

c. The execution and delivery of this Lease by Lessee and of the other documents referred to herein, and the performance by it of the transactions contemplated herein and therein, have been duly authorized by all necessary limited liability company action required, and no further authorization with respect to Lessee is required.

d. The representations and warranties set forth in this Section 42 shall remain in full force and effect and shall survive for two years following the expiration or termination of this Lease.

43. Representations and Warranties of Lessor. Lessor represents and warrants as follows:

a. Lessor is a limited liability company, duly organized, validly

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existing and in good standing under the laws of the State of Delaware and has the limited liability company power to perform its obligations under this Lease and the other documents delivered pursuant hereto or referred to herein and to carry on its business as now conducted and as contemplated by this Lease and the documents referred to herein.

b. Neither the execution nor delivery by Lessor of this Lease, nor consummation of the transactions contemplated by this Lease, will (i) conflict with, violate or result in the breach of or constitute a default under Lessor’s certificate of formation or limited liability company agreement, or any applicable Laws or Regulations or (ii) conflict with, result in the material breach of any term or provision of, result in the termination of, result in the acceleration of, or permit the acceleration of the performance required by the terms of, or give rise to any right of termination or cancellation under, any loan agreement, indenture, mortgage, deed of trust or other contract to which Lessor is a party or by which it may be bound.

c. The execution and delivery of this Lease by Lessor and of the other documents referred to herein, and the performance by it of the transactions contemplated herein and therein, have been duly authorized by all necessary limited liability company action required, and no further authorization with respect to Lessor is required.

d. The representations and warranties set forth in this Section 43 shall remain in full force and effect and shall survive for two years following the expiration or termination of this Lease.

44. Entire Agreement. This Lease (together with the documents referred to herein) constitutes all of the agreements, conditions, understandings, representations and warranties made between the parties hereto and supersedes all prior or contemporaneous agreements, whether written or oral, with respect to the subject matter hereof, including the Original Coal Lease. This Lease may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto.

45. No Recordation. This Lease shall not be recorded absent mutual agreement between the parties hereto, but the parties agree that each shall execute, and either may file of record, a memorandum of lease in the form attached hereto as Exhibit C.

46. No Disclosure. Without the prior written consent of the other party, and except to the extent required by applicable Laws and Regulations (including requirements of the United States Securities and Exchange Commission) or for the conduct of the legal, accounting and taxation affairs of their respective businesses, neither Lessor nor Lessee will disclose to any person the terms and conditions of this Lease. Disclosure of the terms of this Lease may be made as required to secure financing required by Lessee to acquire the necessary equipment and credit necessary to perform its obligations hereunder, but Lessee shall receive the assurance of such lender that such information shall be held in confidence.

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47. No Rights in Third Parties. The provisions of this Lease are not intended and do not confer upon any persons or entities other than the parties hereto and their successors and permitted assigns any rights or remedies under or by reason of this Lease.

[Signature Page Follows]

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WITNESS the following signatures:

DULCET ACQUISITION LLC,
a Delaware limited liability company

By:	Penn Virginia Operating Co., LLC,
its sole member

By:	/s/ Stephen F. Looney
Name:	Stephen F. Looney
Title:	Vice President

POWDUL ACQUISITION LLC, a Delaware limited liability company

By:	ICG, LLC,
its sole member

By:	/s/ Charles G. Snavely
Name:	Charles G. Snavely
Title:	Sr. Vice President – Planning and Northern Region Operations

[Signature Page to Amended and Restated Coal Lease]

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STATE OF TENNESSEE,

COUNTY OF SULLIVAN, to-wit:

The foregoing instrument was acknowledged before me this 27th day of May, 2008, by Stephen F. Looney, the Vice President of Penn Virginia Operating Co., LLC, a Delaware limited liability company and the sole member of Dulcet Acquisition LLC, a Delaware limited liability company, on behalf of the company.

My commission expires December 8, 2008.

Kathy E. Arnold
Notary Public

[SEAL]

STATE OF WEST VIRGINIA,

COUNTY OF PUTNAM, to-wit:

The foregoing instrument was acknowledged before me this 27th day of May, 2008, by Charles G. Snavely, the Sr. Vice President – Planning and Northern Region Operations of ICG, LLC, a Delaware limited liability company and the sole member of Powdul Acquisition LLC, a Delaware limited liability company, on behalf of the company.

My commission expires 12/15/2014.

/s/ Johneen F. Pomeroy
Notary Public

[SEAL]

[Signature Page to Amended and Restated Coal Lease]

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EXHIBIT A

LEASED PREMISES

AREAS EXCEPTED FROM THE
POWDUL ACQUISTION LLC LEASE
LEGEND
MANALAPAN MINING COMPANY
DIXIE FUEL COMPANY, LLC
DELTA D., INC.
B & C MINING CORPORATION
LITTLE BLACK MOUNTAIN
BLACK MOUNTAIN
JEFFERSON NATIONAL FOREST
STONE MOUNTAIN
NOT TO SCALE
EXHIBIT "A"
Dulcet Acquisition LLC
Dulcimer Land Property
Amended and Restated Coal Lease to
Powdul Acquisition LLC
Prepared By
Penn Virginia
Resource
Partners

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EXHIBIT B

PRODUCTION SCHEDULE

Month	Production Minimum
June 2008	[ * ]
July 2008	[ * ]
August 2008	[ * ]
September 2008	[ * ]
October 2008	[ * ]
November 2008	[ * ]
December 2008	[ * ]
January 2009	[ * ]
February 2009	[ * ]
March 2009	[ * ]
April 2009	[ * ]
May 2009	[ * ]
June 2009	[ * ]
July 2009	[ * ]
August 2009	[ * ]
September 2009	[ * ]
October 2009	[ * ]
November 2009	[ * ]
December 2009	[ * ]
January 2010	[ * ]
February 2010	[ * ]
March 2010	[ * ]
April 2010	[ * ]
May 2010	[ * ]
June 2010	[ * ]
July 2010	[ * ]
August 2010	[ * ]
September 2010	[ * ]
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B-1

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION. BOXES AND ASTERISKS

DENOTE SUCH OMISSION.

EXHIBIT C

MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE, made and entered into by and between DULCET ACQUISITION LLC, a Delaware limited liability company (“Lessor”), and POWDUL ACQUISITION LLC, a Delaware limited liability company (“Lessee”).

R E C I T A L

The parties entered into an Amended and Restated Coal Lease (the “Lease”) dated as of the 27th day of May, 2008, involving land in Harlan County, Kentucky and Lee County, Virginia (the “Leased Premises”), as more particularly described on Exhibit A attached hereto and by reference made a part thereof.

The parties hereto desire to make this Memorandum of Lease.

WITNESSETH THE FOLLOWING:

1. The parties to the Lease are as set forth in the caption hereof as “Lessor” and “Lessee.” Each having the following address:

Lessor

Dulcet Acquisition LLC

Seven Sheridan Square

Suite 400

Kingsport, TN 37660

Lessee

Powdul Acquisition LLC

300 Corporate Centre Drive

Scott Depot, WV 25560

2. The Lease is dated as of May 27, 2008, and was executed by Lessee on May 27, 2008 and by Lessor on May 27, 2008.

3. A description of the Leased Premises in the form contained in the Lease is attached hereto as Exhibit A.

4. The Term of the Lease commences on May 27, 2008 and continues until all the mineable and merchantable coal is removed or for ten (10) years, subject to two (2) extensions of five (5) years each, and thereafter for a Remainder Term until Lessee concludes the work on the Leased Premises.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION. BOXES AND ASTERISKS

DENOTE SUCH OMISSION.

WITNESS the following signatures:

DULCET ACQUISITION LLC,
a Delaware limited liability company

By:	Penn Virginia Operating Co., LLC,
its sole member

By:
Name:	Stephen F. Looney
Title:	Vice President

POWDUL ACQUISITION LLC, a Delaware limited liability company

By:	ICG, LLC,
its sole member

By:
Name:	Charles G. Snavely
Title:	Sr. Vice President – Planning and Northern Region Operations

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION. BOXES AND ASTERISKS

DENOTE SUCH OMISSION.

STATE OF TENNESSEE,

COUNTY OF SULLIVAN, to-wit:

The foregoing instrument was acknowledged before me this 27th day of May, 2008, by Stephen F. Looney, the Vice President of Penn Virginia Operating Co., LLC, a Delaware limited liability company and the sole member of Dulcet Acquisition LLC, a Delaware limited liability company, on behalf of the company.

My commission expires                                                  .

Notary Public

[SEAL]

STATE OF WEST VIRGINIA,

COUNTY OF PUTNAM, to-wit:

The foregoing instrument was acknowledged before me this 27th day of May, 2008, by Charles G. Snavely, the Sr. Vice President – Planning and Northern Region Operations of ICG, LLC, a Delaware limited liability company and the sole member of Powdul Acquisition LLC, a Delaware limited liability company, on behalf of the company.

My commission expires                                                  .

Notary Public

[SEAL]

This Document prepared by:

James F. Modzelewski

Vice President and Assistant General Counsel

Penn Virginia Resource Partners

Three Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION. BOXES AND ASTERISKS

DENOTE SUCH OMISSION.

EXHIBIT D

THIRD PARTY COAL PROPERTIES

EXHIBIT 'D'
DULCET THIRD PARTY
COAL PROPERTIES
Prepared By:
Penn Virginia
Resource
Partners
THIRD PARTY
COAL PROPERTIES
N
NOT TO SCALE
JEFFERSON
NATIONAL FOREST
LITTLE BLACK
MOUNTAIN